Q2 2022 Financial Results & Commentary August 2, 2022

Cautionary Statements & Disclosures This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions, including statements regarding our future financial performance, strategy, routes to market, technical differentiation, positioning, capital allocation strategy, expansion opportunities, growth, profitability, market growth, as well as market and technology trends. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause our actual results to differ materially from those anticipated or implied by our forward-looking statements. These factors include, but are not limited to, the impact of the COVID-19 pandemic on our business, on the business of our customers and suppliers, and on the global economy in general, a significant decline in global macroeconomic or political conditions, execution risks related to closing key deals and improving our execution, successfully executing our strategies, market adoption of our products, successfully anticipating market needs and opportunities, timely development of new products and features, achieving or maintaining profitability, loss or delay of expected purchases, our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends, attracting and retaining new end-customers, maintaining and enhancing our brand and reputation, changes demanded by our customers in the deployment and payment model for our products, growth in markets relating to network security, the success of any future acquisitions or investments, the success of our partnerships with technology providers, the ability of our sales team to execute well, our ability to shorten our close cycle, the ability of our channel partners to sell our products, variations in product mix or geographic locations of our sales, our presence in international markets, and other factors described in our quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings made with the Securities and Exchange Commission, to which your attention is directed. The forward-looking statements included in this presentation are based on current expectations and beliefs as of August 2, 2022, only. We do not intend to update this information contained in the forward-looking statements, except as required by law. This presentation and the accompanying oral presentation also include certain non-GAAP financial measures including Non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, Adjusted EBITDA and Non-GAAP EPS. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titles measures presented by other companies. A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. We define non-GAAP net income as our GAAP net income (loss) excluding: (i) stock- based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) global distribution center transition expense. We define non-GAAP net income per basic and diluted share as our non-GAAP net income (loss) divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, and (ii) global distribution center transition expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income (loss) as our GAAP income (loss) from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, and (iii) global distribution center transition expense. We define non-GAAP operating margin as our non-GAAP operating income (loss) divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, and (iii) global distribution center transition expense. We define Adjusted EBITDA as our GAAP net income (loss) excluding (i) interest expense (if any), (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) provision (benefit) for income taxes, (v) stock-based compensation and related payroll tax, and global distribution center transition expense. A reconciliation between GAAP and non-GAAP financial measures can be found in the appendix to this document and in the accompany financial results press release.

Agenda ▪ Q2 Overview ▪ Q2 Financial Performance ▪ FY 2022 Outlook

Q2’22: Continued Business Momentum Growth Highlights • Revenue grew 14.9% year-over-year, led by continued growth in security-led products • 33.7% revenue growth in the Americas Consistent Profitability • Adjusted EBTIDA was $18.0 million, or 26.4% of revenue • Non-GAAP Gross margin was 80.6% • Favorable product mix • Navigation of short-term input cost pressures • Non-GAAP EPS of $0.17 Capital Allocation • Returned $39.4 million to shareholders year to date • 2.4 million shares repurchased for $31.8 million • $61.2 million remaining on current $100 million buyback (as of 6/30/22) • $7.7 million in cash dividends • Declared dividend of $0.05 per share, payable on September 1st 2022 to stockholders of record at the close of business on August 15th 2022 See Appendix for reconciliation to most comparable GAAP financial measures.

Quarterly Revenue & Non-GAAP Operating Income Operating Income is a Non-GAAP Financial Measure. See Appendix for reconciliation to most comparable GAAP financial measures. $59.2 $65.4 $70.7 $62.7 $68.0 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Revenue, $ Millions $11.1 $14.5 $17.6 $11.7 $16.1 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Non-GAAP Operating Income, $ Millions $59.2 $68.0 Q2'21 Q2'22 Revenue, $ Millions $11.1 $16.1 Q2'21 Q2'22 Non-GAAP Operating Income, $ Millions

65.1% 34.9% Q2’22 $68.0 million Quarterly Revenue by Customer Vertical 60.9% 64.7% 63.3% 65.0% 65.1% 39.1% 35.3% 36.7% 35.0% 34.9% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Enterprise Service Provider

Quarterly Revenue by Geography 47% 46% 39% 43% 48% 49% 49% 48% 53% 57% 42% 40% 47% 43% 36% 39% 34% 35% 28% 32% 11% 15% 14% 14% 15% 12% 17% 17% 19% 11% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 $ Millions Americas APJ EMEA 57% 32% 11% Q2’22 $68.0 million

Consistent Value Creation Business Model Revenue Growth Capital Allocation

On track to achieve full-year guidance • 10 - 12% Revenue Growth • 26 - 28% Adjusted EBITDA Full-Year 2022 Outlook

Appendix

Financial Performance Trends Numbers may not sum due to rounding. Please refer to the supplemental financials posted in the “Investor Relations” section of the A10 Networks website at investors.a10networks.com Gross Margin %, Operating Margin %, Adjusted EBITDA and EPS are Non-GAAP Financial Measures. See Appendix for reconciliation to most comparable GAAP financial measures. $ Millions (except EPS) Q1'19 Q2'19 Q3’19 Q4'19 FY 2019 Q1’20 Q2’20 Q3’20 Q4’20 FY 2020 Q1’21 Q2’21 Q3’21 Q4’21 FY 2021 Q1’22 Q2’22 Revenue $50.3 $49.2 $52.8 $60.3 $212.6 $53.8 $52.5 $56.6 $62.7 $225.5 $54.8 $59.2 $65.4 $70.7 $250.0 $62.7 $68.0 Non-GAAP Gross Margin % 76.3% 78.0% 78.1% 78.5% 77.8% 78.3% 78.8% 77.6% 79.6% 78.6% 78.9% 77.9% 80.4% 80.7% 79.6% 80.2% 80.6% Non-GAAP Operating Margin % (11.8%) (1.9%) 3.5% 12.7% 1.2% 7.6% 13.8% 17.8% 22.1% 15.6% 19.7% 18.8% 22.2% 24.8% 21.6% 18.6% 23.7% Adjusted EBITDA (non- GAAP) ($3.7) $1.3 $4.0 $10.0 $11.6 $7.2 $9.8 $12.5 $16.1 $45.6 $13.0 $13.2 $16.8 $19.4 $62.4 $13.5 $18.0 Non-GAAP EPS ($0.10) $0.00 $0.02 $0.10 $0.03 $0.05 $0.09 $0.13 $0.18 $0.44 $0.12 $0.13 $0.17 $0.20 $0.63 $0.13 $0.17 Ending Cash & Marketable Securities $122.8 $119.3 $122.6 $129.9 $129.9 $142.9 $143.4 $159.1 $158.1 $158.1 $161.0 $166.8 $187.5 $185.0 $185.0 $164.7 $166.8

GAAP to Non-GAAP – Gross Margin and EPS Numbers may not sum due to rounding. EPS data is presented on a basic and diluted basis. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com. % of Revenue except EPS Q1'20 Q2'20 Q3'20 Q4'20 FY 2020 Q1'21 Q2'21 Q3'21 Q4'21 FY 2021 Q1'22 Q2'22 Gross Margin % - GAAP 77.4% 78.2% 76.8% 78.5% 77.8% 77.2% 77.0% 79.8% 79.9% 78.6% 79.5% 80.2% Stock-based compensation 0.9% 0.6% 0.8% 0.6% 0.7% 1.2% 0.5% 0.6% 0.6% 0.7% 0.7% 0.5% Global distribution center transition expense 0.0% 0.0% 0.0% 0.5% 0.1% 0.5% 0.4% 0.0% 0.2% 0.3% 0.0% 0.0% Non-reccuring facilities expense 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Gross Margin % - Non-GAAP 78.3% 78.8% 77.6% 79.6% 78.6% 78.9% 77.9% 80.4% 80.7% 79.6% 80.2% 80.6% EPS $ - GAAP (0.00)$ 0.05$ 0.08$ 0.10$ 0.22$ 0.03$ 0.08$ 0.94$ 0.13$ 1.19$ 0.08$ 0.13$ Stock-based compensation 0.04 0.04 0.05 0.04 0.16 0.06 0.03 0.05 0.04 0.19 0.05 0.04 Litigation and Investigation expense (recovery) 0.00 - - - 0.00 - - - - - - - Amortization expense related to acquisition 0.00 0.00 0.00 0.00 0.01 0.00 0.00 - - 0.01 - - Global distribution center transition expense - - - 0.04 0.04 0.03 0.02 (0.00) 0.03 0.06 - - Restructuring expense, and related tax - - - - - - - - - - - - Non-recurring facilities expense 0.01 - - - 0.01 - - - - - - - Release of DTA valuation allowance - - - - - - - (0.82) - - - - EPS $ - Non-GAAP 0.05$ 0.09$ 0.13$ 0.18$ 0.44$ 0.12$ 0.13$ 0.17$ 0.20$ 0.63$ 0.13$ 0.17$

GAAP to Non-GAAP – Operating Income (Loss) Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com. $ Millions Q1'20 Q2'20 Q3'20 Q4'20 FY 2020 Q1'21 Q2'21 Q3'21 Q4'21 FY 2021 Q1'22 Q2'22 Income (loss) from operations $ - GAAP (0.2)$ 3.9$ 6.2$ 7.8$ 17.7$ 4.0$ 7.2$ 10.3$ 11.8$ 33.4$ 8.0$ 13.1$ Stock-based compensation 3.2 3.1 3.6 2.9 12.8 4.6 2.6 4.2 3.6 15.0 3.7 2.9 Litigation and Investigation expense (recovery) 0.0 - - - 0.0 - - - - - - - Amortization expense related to acquisition 0.3 0.3 0.3 0.3 1.0 0.3 0.3 - - 0.5 - - Global distribution center transition expense - - - 2.9 2.9 1.9 1.0 (0.0) 2.1 5.1 - - Restructuring expense - - - - - - - - - - - - Non-recurring facilities expense 0.8 - - - 0.8 - - - - - - - Income from operations $ - Non-GAAP 4.1$ 7.2$ 10.0$ 13.9$ 35.3$ 10.8$ 11.0$ 14.5$ 17.6$ 54.0$ 11.7$ 16.1$ % of Revenue Income (loss) from operations % - GAAP (0.4)% 7.5% 11.0% 12.4% 7.9% 7.3% 12.2% 15.8% 16.8% 13.4% 12.8% 19.3 % Stock-based compensation 6.0% 5.9% 6.3% 4.7% 5.7% 8.4% 4.4% 6.4% 5.1% 6.0% 5.9% 4.3 % Litigation and Investigation expense (recovery) 0.1% —% —% —% 0.0% —% —% —% —% —% —% —% Amortization expense related to acquisition 0.5% 0.5% 0.4% 0.4% 0.4% 0.5% 0.4% —% —% 0.2% —% —% Global distribution center transition expense —% —% —% 4.6% 1.3% 3.5% 1.8% (0.0)% 3.0% 2.0% —% —% Restructuring expense —% —% —% —% —% —% —% —% —% —% —% —% Non-recurring facilities expense 1.5% —% —% —% 0.4% —% —% —% —% —% —% —% Income from operations % - Non-GAAP 7.7% 13.8% 17.8% 22.1% 15.6% 19.7% 18.8% 22.2% 24.8% 21.6% 18.6% 23.7%

GAAP to Non-GAAP – Adjusted EBITDA Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com. $ Millions Q1'20 Q2'20 Q3'20 Q4'20 FY 2020 Q1'21 Q2'21 Q3'21 Q4'21 FY 2021 Q1'22 Q2'22 GAAP net income (loss) (0.3)$ 3.8$ 6.5$ 7.8$ 17.8$ 2.7$ 6.6$ 74.9$ 10.7$ 94.9$ 6.3$ 10.4$ Exclude: Interest expense - 0.0 - - 0.0 - - - - - - - Exclude: Interest income and other (income) expense, net (0.2) (0.2) (0.5) (0.5) (1.4) 1.2 0.1 0.2 0.3 1.7 0.5 (0.5) Exclude: Depreciation & amortization expense 3.3 2.8 2.7 2.5 11.3 2.4 2.3 2.3 1.9 8.9 1.8 1.9 Exclude: Provision (benefit) for income taxes 0.3 0.3 0.3 0.4 1.3 0.2 0.5 (64.8) 0.9 (63.2) 1.1 3.2 EBITDA 3.1 6.7 8.9 10.3 29.0 6.4 9.6 12.6 13.7 42.3 9.8 15.0 Exclude: Stock-based compensation 3.2 3.1 3.6 2.9 12.8 4.6 2.6 4.2 3.6 15.0 3.7 2.9 Exclude: Litigation settlement and investigation expense 0.0 - - - 0.0 - - - - - - - Exclude: Global distribution center transition expense - - - 2.9 2.9 1.9 1.0 (0.0) 2.1 5.1 - - Exclude: Restructuring expense - - - - - - - - - - - - Exclude: Non-recurring facilities expense 0.8 - - - 0.8 - - - - - - - Adjusted EBITDA - Non-GAAP 7.2$ 9.8$ 12.5$ 16.1$ 45.6$ 13.0$ 13.2$ 16.8$ 19.4$ 62.4$ 13.5$ 18.0$